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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 19, 1996


                                 DNX Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      0-19659                    22-28779373
- -------------------           ------------------          -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                     575 Route 28, Raritan, New Jersey 08869
- --------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (908) 722-7900
                                                    --------------


                            Exhibit Index at Page 5

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Item 5.  Other Events.
         -------------

         On August 19, 1996, DNX Corporation ("DNX") entered into three definitive agreements (collectively, the "Share Exchange Agreements") providing for the acquisition (the "Transaction") by DNX of all outstanding capital stock of, or equity interests in, BioClin, Inc., a Delaware corporation ("BioClin/U.S."), BioClin Europe AG, a Swiss corporation ("BioClin Europe"), BioClin GmbH, a German corporation ("BioClin Germany"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and, together with BioClin/U.S., BioClin Europe, BioClin Germany and Kilmer, collectively, the "BioClin Group") in exchange for 2,632,600 shares of Common Stock, par value $0.01 per share, of DNX ("DNX Common Stock"). The BioClin Group, which is an international contract research organization engaged in clinical drug development services in the United States, Europe and Israel, is controlled by a stockholder group consisting of Dr. Jack Barbut ("Barbut"), Dr. J. Chris Jensen ("Jensen") and Mr. Alec Hackel ("Hackel" and, together with Barbut and Jensen, collectively, the "Interest Holders"). The Transaction has been structured, and the definitive legal agreements summarized herein and attached hereto as exhibits have been drafted, in a manner intended to qualify the Transaction for pooling-of-interests accounting treatment.

         Pursuant to a Stockholders' Agreement among DNX, the Interest Holders and certain other parties that will be entered into concurrently with the closing of the Transaction, DNX will grant (a) the Interest Holders a right to nominate up to two persons for election as members of the Board of Directors of DNX and (b) the Interest Holders and certain other parties that will receive DNX Common Stock in the Transaction certain registration rights with respect to the shares of DNX Common Stock issued in the Transaction.

         Pursuant to the Share Exchange Agreements, the closing of the Transaction is subject to a number of conditions including DNX stockholder approval and regulatory approvals.

         Copies of each of the Share Exchange Agreements, the Stockholders' Agreement and various other documents relating to the Transaction and certain unaudited financial information


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relating to the BioClin Group are attached as Exhibits to this Report and are incorporated herein by reference and the description herein is qualified in its entirety by reference thereto.

         On August 19, 1996, DNX issued a press release concerning the Transaction, which press release is attached as an Exhibit to this Report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Financial statements:  None.

(b)      Pro Forma financial information:  None.

(c)      Exhibits:  See Exhibit Index.





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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DNX Corporation




                                    By:   /s/ John G. Cooper
                                        ---------------------------------
                                        Name:  John G. Cooper
                                        Title: Senior Vice President and
                                                  Chief Financial Officer

Date:  August 19, 1996



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                                INDEX TO EXHIBITS


      Exhibit No.                                     Description of Exhibits                              Page
      -----------                                     -----------------------                              ----
          2.1              Merger Agreement, dated as of August 19,                                          6
                           1996, among DNX Corporation, DNX
                           Acquisition Corporation, Dr. Jack Barbut,
                           Alec Hackel, Dr. John Christian Jensen,
                           Sherby N.V. and BioClin, Inc.

          2.2              Share Exchange Agreement, dated as of                                            89
                           August 19, 1996, among DNX Corporation,
                           Mr. Manfred Wissmann, as Trustee, Dr.
                           Gerald Rittershaus, as Employee Trustee,
                           Dr. Jack Barbut, Alec Hackel, Dr. John
                           Christian Jensen, Bettina Donhardt,
                           Christine Dune-Kraatz, BioClin GmbH,
                           Kilmer N.V. and BioClin Europe AG.

          2.3              Share Acquisition Agreement, dated as of                                        176
                           August 19, 1996, among DNX Corporation, Dr.
                           Gerald Rittershaus, as Trustee, Dr. Jack
                           Barbut, Alec Hackel, Dr. John Christian
                           Jensen, and BioClin Institute of Clinical
                           Pharmacology GmbH.

          99.1             Form of Stockholders' Agreement, dated as                                       255
                           of ________, 1996, among DNX Corporation,
                           Dr. Gerald Rittershaus, as Trustee and
                           Employee Trustee, Manfred Wissmann, as Trustee,
                           Dr. Jack Barbut, Alec Hackel, Dr. John Christian
                           Jensen, Sherby N.V., Martha Lee Reynolds, Barry
                           Dvorchik, Bettina Donhardt and Christine
                           Dune-Kraatz.

          99.2             Press Release dated August 19, 1996.                                            285

          99.3             Unaudited financial statements of the                                           288
                           BioClin Group for fiscal years 1993, 1994
                           and 1995.


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